12/12/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
B98BC6902
Nippon Prologis REIT, Inc.
Goldman Sachs International
Mitsubishi UFJ; Morgan Stanley Securities; Morgan Stanley & Co.
International plc; SMBC Nikko Capital Markets Limited; Goldman Sachs
International; J.P. Morgan Securities plc; Merrill Lynch International;
Mizuho International plc
Mitsubishi UFJ Morgan Stanley Securities, Morgan Stanley & Co.
International, PLC
¥155,722,000
$85,111
¥6,233,076,360
¥215,082
¥227,000
¥7,378

12/8/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
672383908
United Urban Investment Corp.
SMBC Nikko Securities Inc., Mizuho Trust & Banking Co.
SHBC Nikko Securities Inc; Mizuho Securities Co Ltd; Mitsubishi UFJ
Morgan Stanley Securities; Daiwa Secur·ities Co Ltd; Nomura Securities Co
Ltd; Tokai Tokyo Securities Co Ltd
Mitsubishi UFJ Morgan Stanley Securities
¥238,818,552
$67,001
¥15,276,240,000
¥164,540
¥173,200
¥5,196

10/26/2016
RIC Russell Multi-Strategy Income Fund
GUQ2
Loomis, Sayles & Company, L.P.
23636TAE0
Danone SA (2.947% 11/02/2026)
Citigroup Global Markets
Barclays Capital Securities, Ltd.; BNP Paribas Securities Svcs, London;
Citigroup; Credit Agricole CIB; HSBC Bank PLC; ING Bank; JP Morgan
Securities PLC; MUFG Union Bank NA; Natixis Securities North America
Natixis Securities North America
$540,000
$540,000
$2,000,000,000
$100
$100
0.45%

2/9/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
795576FY8
City of Salt Lake, UT 5% 01 Jul 2047-27
Citigroup Global Markets, Inc.

Citigroup Global Markets, Inc.; Merrill Lynch, Pierce, Fenner & Smith
Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; UBS Securities,
LLC
Goldman Sachs & Co.
$385,977
$385,977
$1,000,000,000
$110
$110
0.18%

1/20/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
167486ZY8
City of Chicago 6% 01 Jan 2038-27
Mesirow Financial, Inc.
Fifth Third Securities, Inc.; IFS Securities, Inc.; Mesirow Financial,
Inc.; Siebert, Cisneros, Shank & Co. LLC
Goldman Sachs & Co.
$512,752
$512,752
$712,990,000
$98
$98
0.65%

1/17/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06051GGF0
Bank of America Corp. (3.824 01/20/2028)
Merrill Lynch (BOA)
Bank of America Merrill Lynch; ANZ Securities; BBVA Securities Inc.;
Danske Markets; HSBC Securities; ING Financial Markets, LLC; Lloyds
Securities, Inc.; Mizuho Securities USA Inc.; MUFG Securities Americas
Inc.; nabSecurities LLC; Natixis Securities North America Inc.; Nykredit
Bank A/S; Rabo Securities USA Inc.; RBC Capital Markets; RBS Securities
Inc.; Santander Investment Securities Inc.; Scotial Capital Inc.; SG
Americas Securities LLC; Standard Chartered Bank (US); UniCredit Capital
Markets Inc.; Academy Securities Inc.; Samuel A. Ramirez & Co Inc.;
Siebert, Cisneros, Shank & Co. LLC; Williams Capital Group LP
Natixis Securities North America Inc.
$8,400,000
$332,000
$2,500,000,000
$100
$100
0.45%

3/6/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
404280BJ7
HSBC (3.262 03/13/2023)
HSBC
HSBC Securities; ABN AMRO Securities USA LLC; BBVA Securities Inc.; CIBC
World Markets; Commerzbank AG; Commonwealth Bank of Australia; Credit
Agricole Securities USA Inc.; Credit Suisse; Danske Bank; Erste Bank; ING
Capital Advisors; Lloyds Capital Markets; Mizuho Securities USA Inc.;
Morgan Stanley; MUFG Securities Americas Inc.; nabSecurities LLC; Natixis
Securities North America Inc.; RBS Securities Corp.; Santander Investment
Securities Inc.; Scotia Capital Inc.; Societe Generale; Sumitomo Mitsui
Banking Corp/NEW; UniCredit Capital Markets Inc.; Wells Fargo Securities
LLC
Natixis Securities North America Inc.
$8,589,000
$389,000
$2,500,000,000
$100
$100
0.33%

3/6/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
404280BK4
HSBC (4.041 03/13/2028)
HSBC
HSBC Securities; ABN AMRO Securities USA LLC; BBVA Securities Inc.; CIBC
World Markets; Commerzbank AG; Commonwealth Bank of Australia; Credit
Agricole Securities USA Inc.; Credit Suisse; Danske Bank; Erste Bank; ING
Capital Advisors; Lloyds Capital Markets; Mizuho Securities USA Inc.;
Morgan Stanley; MUFG Securities Americas Inc.; nabSecurities LLC; Natixis
Securities North America Inc.; RBS Securities Corp.; Santander Investment
Securities Inc.; Scotia Capital Inc.; Societe Generale; Sumitomo Mitsui
Banking Corp/NEW; UniCredit Capital Markets Inc.; Wells Fargo Securities
LLC
Natixis Securities North America Inc.
$13,446,000
$338,000
$2,500,000,000
$100
$100
0.43%

3/2/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
19625X102
Colony Starwood Homes
JP Morgan Chase Securities
JP Morgan Chase Securities LLC; Merrill Lynch, Pierce, Fenner & Smith
Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC; Citigroup
Global Markets Inc.; Goldman Sachs & Co.; Wells Fargo Securities LLC
Morgan Stanley
$13,000,000
$438,165
$652,498,958
$32
$34
$0.98

1/18/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
625817909
Japan Prime Realty Investment Corp.
SMBC Nikko Securities Inc.
Mizuho Securities Co Ltd; Nomura Securities Co Ltd; Mitsubishi UFJ Morgan
Stanley Securities; SMBC Nikko Securities Inc; Daiwa Securities Co Ltd.

Mitsubishi UFJ Morgan Stanley Securities
¥1,267,069,440
$130,552
¥20,898,304,000
¥425,152
¥455,500
¥13,888

1/18/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
625817909
Japan Prime Realty Investment Corp.
Mizuho Trust & Banking Co.
Mizuho Securities Co Ltd; Nomura Securities Co Ltd; Mitsubishi UFJ Morgan
Stanley Securities; SMBC Nikko Securities Inc; Daiwa Securities Co Ltd.

Mitsubishi UFJ Morgan Stanley Securities
¥1,267,069,440
$130,552
¥20,898,304,000
¥425,152
¥455,500
¥13,888